                                                                    Exhibit 99.1

                              [NATIONAL CITY LOGO]



                                    UNAUDITED
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                                FEBRUARY 29, 2004





                                TABLE OF CONTENTS

REVIEW OF FINANCIAL TRENDS                                                  3
CONSOLIDATED SELECTED AVERAGE BALANCES                                      5
CAPITALIZATION                                                              6
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS                          6
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES         7
ASSET MANAGEMENT PERFORMANCE MEASURES                                       8
MORTGAGE BANKING STATISTICS                                                 8
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS                         9

                        MID-QUARTER UPDATE TO FINANCIAL
                   SUPPLEMENT SUMMARY OF PRESENTATION CHANGES
-------------------------------------------------------------------------------

PRESENTATION CHANGES TO THIS MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT ARE AS
FOLLOWS:


CONSOLIDATED SELECTED AVERAGE BALANCES - PAGE  5

The commercial construction portfolio is now presented separately from the commercial portfolio in this section.

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS - PAGE 6

Full-time equivalent employees for National City Mortgage Co. are now presented separately in this section.

NATIONAL CITY CORPORATION
REVIEW OF FINANCIAL TRENDS

This section contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation's ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation's business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC's Web site at www.sec.gov or on the Corporation's Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

GENERAL

Economic conditions and general business activity continue to improve. Commercial loan outstandings have stabilized, and there is increasing evidence of stronger demand, although less than originally anticipated going into the year. Commercial credit quality is very good. The consumer businesses are strong. Residential mortgage volumes, both conventional and First Franklin, have remained relatively strong and ahead of expectations due to the continuation of low interest rates and a favorable housing market. Deposit growth has slowed, reflecting seasonal factors and some flow of funds back into the equity markets.

EARNING ASSETS, NET INTEREST MARGIN, AND NET INTEREST INCOME

Portfolio loans continue to grow, while mortgage loans held for sale (mortgage warehouse) have dropped steadily. Net interest margin has been stable. First quarter net interest income is expected to decline somewhat from the fourth quarter, with an improving trend anticipated for the rest of the year, aided by the Allegiant and Provident acquisitions noted below.

During February, the Corporation securitized approximately $900 million of automobile loans that had been held for securitization.

NONINTEREST INCOME AND EXPENSE

Mortgage banking revenue, excluding hedging results, is expected to be down from the fourth quarter, reflective of a lower volume of loans sold. Net hedging results have been favorable, benefiting from financial market conditions similar to much of 2003. As expected, principal investment gains have been strong. In connection with the auto securitization referenced earlier, a gain of $9.5 million was realized in February. No other unusual trends or items are evident in non-interest income.

Overall expense levels have been consistent with recent trends. No major unusual expense items have been recorded or are anticipated this quarter.

CREDIT QUALITY

Commercial net charge-offs are expected to decline sharply from the fourth quarter. Consumer losses have been stable. Nonperforming loans and other problem assets continue to decline.

CAPITAL

Tangible common equity continues to grow, both in absolute dollars and as a percent of assets. Year-to-date, 2.2 million shares have been repurchased at a total cost of $75 million. Share repurchase activity has been limited by restrictions arising from pending acquisitions. Such restrictions will likely result in no further repurchase activity prior to July.

OTHER

The previously announced acquisition of Allegiant Bancorp, St. Louis, Missouri, is expected to close in early April. Up to 14 million National City shares may be issued to effect the transaction, depending on shareholder elections.

On February 17, 2004, the Corporation announced that it had signed a definitive agreement to acquire Provident Financial Group, Inc., a $17.0 billion asset bank holding company operating 65 branch banking offices in the Cincinnati and Dayton, Ohio, markets. Provident shareholders will receive 1.135 shares of National City common stock for each share of Provident common stock in a tax-free exchange. The transaction is expected to close around mid-year, subject to shareholder and regulatory approvals.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                ($ IN MILLIONS)

                                                               FEBRUARY     JANUARY     DECEMBER    NOVEMBER  OCTOBER   SEPTEMBER
                                                                 2004         2004        2003        2003      2003       2003
                                                            -------------------------- --------------------------------------------
ASSETS
----------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                            $6,565     $6,624       $6,678     $6,466    $6,455    $6,496

  PORTFOLIO LOANS:
    Commercial                                                     $18,843    $18,811      $19,383    $20,228   $20,463   $20,987
    Commercial construction                                          2,249      2,257        2,235      2,574     2,532     2,491
    Real estate - commercial                                         9,817      9,819        9,668      9,563     9,529     9,466
    Real estate - residential                                       26,950     27,167       26,672     25,387    24,627    24,828
    Home equity lines of credit                                     11,373     11,081       10,509     10,511    10,212     9,926
    Credit card and other unsecured lines of credit                  2,281      2,316        2,591      2,202     2,192     2,183
    Other consumer                                                   7,412      7,415        7,349      7,588     7,691     8,276
                                                            -------------------------- --------------------------------------------
      TOTAL PORTFOLIO LOANS                                        $78,925    $78,866      $78,407    $78,053   $77,246   $78,157
                                                            ========================== ============================================

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                          $7        $25          $17         $7       $15       $14
    Mortgage:
       National City Mortgage Co.                                    9,063     11,489       12,288     14,706    19,052    24,957
       First Franklin                                                1,945      1,488        1,263      1,400     1,500     1,361
       National City Home Loan Services (formerly Altegra)               -          -            1          2       937        32
                                                            -------------------------- --------------------------------------------
    Total mortgage loans held for sale                              11,008     12,977       13,552     16,108    21,489    26,350
    Automobile loans held for securitization                           732        871          741        563       516         -
                                                            -------------------------- --------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                  $11,747    $13,873      $14,310    $16,678   $22,020   $26,364
                                                            ========================== ============================================

LIABILITIES
----------------------------------------
  DEPOSITS:
    Noninterest bearing                                            $15,383    $15,068      $15,825    $16,152   $16,292   $18,313
    NOW and money market accounts                                   27,252     26,960       27,018     26,891    26,625    26,371
    Savings accounts                                                 2,350      2,354        2,354      2,368     2,380     2,394
    Consumer time                                                   13,021     13,099       13,140     13,180    13,213    13,245
                                                            -------------------------- --------------------------------------------
      CORE DEPOSITS                                                 58,006     57,481       58,337     58,591    58,510    60,323
    Other                                                              837        896          891        964     1,755     3,014
    Foreign                                                          6,633      6,799        7,069      7,126     7,581     8,835
                                                            -------------------------- --------------------------------------------
      TOTAL DEPOSITS                                               $65,476    $65,176      $66,297    $66,681   $67,846   $72,172
                                                            ========================== ============================================
  Federal funds borrowed and security repurchase agreements         $7,976     $7,431       $7,525     $8,665   $10,070   $10,214
  Borrowed funds                                                     1,042      2,794        1,278        769       920     1,161
  Long-term debt                                                    21,405     22,790       23,770     25,248    26,156    27,275

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                           $2,323     $2,035       $2,336     $2,686    $2,917    $4,653
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                             967        902          904      1,119     1,124     1,032
Noninterest bearing deposits excluding P&I and T&I balances         12,093     12,131       12,585     12,347    12,251    12,628
Core deposits excluding P&I and T&I balances                        54,716     54,544       55,097     54,786    54,469    54,638


                                                            AUGUST     JULY      JUNE      MAY      APRIL      MARCH
                                                             2003      2003      2003      2003      2003      2003
                                                           ------------------------------------------------------------
ASSETS
----------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                     $6,703    $6,796    $6,920    $7,421    $7,850     $8,080

  PORTFOLIO LOANS:
    Commercial                                              $21,121   $21,344   $21,408   $21,952   $22,644    $22,506
    Commercial construction                                   2,416     2,370     2,344     2,317     2,292      2,293
    Real estate - commercial                                  9,435     9,448     9,465     9,453     9,508      9,496
    Real estate - residential                                24,041    23,418    22,833    22,525    22,048     21,787
    Home equity lines of credit                               9,634     9,287     8,996     8,771     8,514      8,306
    Credit card and other unsecured lines of credit           2,181     2,147     2,115     2,083     2,055      2,039
    Other consumer                                            8,264     7,964     8,001     7,828     8,047      7,812
                                                           ------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                 $77,092   $75,978   $75,162   $74,929   $75,108    $74,239
                                                           ============================================================

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                  $13       $13       $13       $13       $13        $13
    Mortgage:
       National City Mortgage Co.                            26,828    25,980    24,216    23,194    21,823     20,786
       First Franklin                                           957       932       954     1,143       976        607
       National City Home Loan Services (formerly Altegra)        -         -         -         -         -          -
                                                           ------------------------------------------------------------
    Total mortgage loans held for sale                       27,785    26,912    25,170    24,337    22,799     21,393
    Automobile loans held for securitization                      -         -         -         -         -          -
                                                           ------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION           $27,798   $26,925   $25,183   $24,350   $22,812    $21,406
                                                           ============================================================

LIABILITIES
----------------------------------------
  DEPOSITS:
    Noninterest bearing                                     $20,012   $19,863   $17,868   $17,537   $17,385    $16,061
    NOW and money market accounts                            26,179    25,729    25,404    25,003    24,730     24,060
    Savings accounts                                          2,427     2,444     2,452     2,448     2,442      2,441
    Consumer time                                            13,290    13,474    13,799    13,998    14,116     14,264
                                                           ------------------------------------------------------------
      CORE DEPOSITS                                          61,908    61,510    59,523    58,986    58,673     56,826
    Other                                                     3,739     2,964     3,038     3,402     3,176      3,307
    Foreign                                                   7,015     5,762     5,683     8,612     6,498      6,250
                                                           ------------------------------------------------------------
      TOTAL DEPOSITS                                        $72,662   $70,236   $68,244   $71,000   $68,347    $66,383
                                                           ============================================================
  Federal funds borrowed and security repurchase agreements $10,577   $11,174   $11,674   $11,420   $12,783    $12,169
  Borrowed funds                                                855     1,246     1,617     1,304     1,670      1,731
  Long-term debt                                             27,879    27,545    25,753    22,995    23,021     23,063

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                    $6,457    $6,069    $4,735    $4,741    $4,599     $3,681
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                    1,059     1,060     1,007       954       909        816
Noninterest bearing deposits excluding P&I and T&I balances  12,496    12,734    12,126    11,842    11,877     11,564
Core deposits excluding P&I and T&I balances                 54,392    54,381    53,781    53,291    53,165     52,329

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------

                                                         FEBRUARY      JANUARY   DECEMBER   NOVEMBER   OCTOBER    SEPTEMBER
                                                           2004          2004      2003       2003       2003        2003
                                                        ----------------------- ---------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
---------------------------------
Number of common shares repurchased                               .8       1.4        2.3       1.0        1.5         5.3
Average price per share of repurchased common shares          $34.86    $34.32     $33.62    $32.76     $30.67      $30.10
Total cost                                                     $29.0     $46.4      $77.0     $32.7      $45.0      $160.3
Common shares remaining under authorization(1)                  50.0      26.4       27.8      30.1       31.1        32.6

                                                         AUGUST  JULY     JUNE    MAY     APRIL      MARCH
                                                          2003   2003     2003    2003     2003      2003
                                                       -----------------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
---------------------------------
Number of common shares repurchased                           -      -        -       -        -        1.1
Average price per share of repurchased common shares          -      -        -       -        -     $27.30
Total cost                                                    -      -        -       -        -      $31.1
Common shares remaining under authorization(1)             37.9   37.9     37.9    37.9     37.9       37.9


(1) In February 2004, National City Corporation's Board of Directors authorized the repurchase of up to 50 million shares of issued and outstanding common stock, replacing all previous authorizations

             FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)
-------------------------------------------------------------------------------

                                FEBRUARY      JANUARY   DECEMBER    NOVEMBER  OCTOBER  SEPTEMBER    AUGUST     JULY      JUNE
                                  2004          2004      2003        2003      2003      2003       2003      2003      2003
                                ----------------------  ------------------------------------------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business
    Financial Services               11,966    12,049     12,093     11,945    11,876    11,794     11,853    11,696    11,450
  Wholesale Banking                   1,565     1,560      1,562      1,563     1,575     1,574      1,587     1,589     1,583
  National Consumer Finance           2,616     2,618      2,615      2,562     2,504     2,360      2,293     2,177     2,075
  National City Mortgage Co.          7,691     7,789      7,852      7,928     8,072     8,191      8,419     8,308     8,079
  Asset Management                    1,489     1,491      1,510      1,516     1,508     1,505      1,499     1,509     1,522
  National Processing                 1,683     1,693      1,693      1,691     1,677     1,705      1,751     1,682     1,689

CORPORATE SUPPORT STAFF(2)            6,003     6,028      6,006      6,034     6,032     6,059      6,091     6,087     6,016
                                ----------------------  ------------------------------------------------------------------------
  TOTAL EMPLOYEES                    33,013    33,228     33,331     33,239    33,244    33,188     33,493    33,048    32,414
                                ======================  ========================================================================


                                  MAY       APRIL     MARCH
                                  2003       2003     2003
                                -----------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business
    Financial Services           11,222     11,521    11,472
  Wholesale Banking               1,585      1,706     1,739
  National Consumer Finance       2,025      2,016     1,994
  National City Mortgage Co.      7,783      7,704     7,492
  Asset Management                1,546      1,613     1,642
  National Processing             1,758      1,767     1,761

CORPORATE SUPPORT STAFF(2)        6,054      6,441     6,533
                                -----------------------------
  TOTAL EMPLOYEES                31,973     32,768    32,633
                                =============================

(1)  Represents period-end, active, full-time equivalent employees

(2) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
-------------------------------------------------------------------------------

                                                      FEBRUARY   JANUARY        DECEMBER    NOVEMBER   OCTOBER   SEPTEMBER
                                                        2004       2004           2003        2003       2003       2003
                                                   -------------------------  ---------------------------------------------
DEPOSIT ACCOUNT METRICS (Period-end)
------------------------------------
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                        1,647        1,645       1,645      1,643      1,643      1,641
     Interest bearing checking                             717          715         713        713        712        709
     Money market savings                                  455          455         456        458        458        457
     Regular savings                                       825          823         824        828        834        841
                                                   -------------------------  ---------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                3,644        3,638       3,638      3,642      3,647      3,648
                                                   =========================  =============================================

Average account size:
     Noninterest bearing checking                       $1,895       $1,852      $1,835     $1,836     $1,815     $1,834
     Interest bearing checking(1)                       11,071       11,133      11,183     11,091     10,996     10,947
     Money market savings                               30,619       30,458      30,513     30,463     30,339     30,246
     Regular savings                                     2,525        2,522       2,517      2,526      2,524      2,519
                                                   -------------------------  ---------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE                    $7,432       $7,406      $7,414     $7,404     $7,351     $7,320
                                                   =========================  =============================================

BUSINESS DEPOSITS:
Number of accounts (in thousands)(1)                       316          314         314        312        309        307
Average account size(1)                                $19,964      $19,861     $20,622    $20,672    $20,488    $20,272

TIME DEPOSITS:
Number of accounts (in thousands)                          789          796         801        806        813        819
Average account size                                   $15,956      $15,892     $15,836    $15,792    $15,703    $15,649

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)
---------------------------------------------------
Installment loan originations:
  Home equity(3)                                         1,661        1,476       2,225      2,178      2,915      6,967
  Other(4)                                               1,213        1,286       1,391      1,453      1,732      2,681
Home equity and other lines of credit                    4,519        4,368       5,039      5,580      6,721      6,749
                                                   -------------------------  ---------------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                    7,393        7,130       8,655      9,211     11,368     16,397
                                                   =========================  =============================================

BANK BRANCHES AND OTHER
---------------------------------------------------
Total bank branches                                      1,107        1,111       1,114      1,122      1,120      1,122
ATMs                                                     1,567        1,568       1,574      1,579      1,572      1,580
Online banking customers                               831,194      812,401     793,910    775,924    760,797    740,976

                                                        AUGUST     JULY      JUNE      MAY      APRIL     MARCH
                                                         2003      2003      2003      2003      2003     2003
                                                  --------------------------------------------------------------
DEPOSIT ACCOUNT METRICS (Period-end)
------------------------------------
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                       1,632     1,617     1,604     1,589     1,581     1,574
     Interest bearing checking                            705       700       696       692       688       682
     Money market savings                                 454       452       448       445       442       438
     Regular savings                                      846       850       855       859       863       871
                                                  --------------------------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS               3,637     3,619     3,603     3,585     3,574     3,565
                                                  ==============================================================

Average account size:
     Noninterest bearing checking                      $1,866    $1,843    $1,876    $1,885    $1,925    $1,910
     Interest bearing checking(1)                      10,977    10,796    10,753    10,644    10,612    10,217
     Money market savings                              30,233    30,092    29,981    29,849    29,676    29,530
     Regular savings                                    2,535     2,540     2,548     2,540     2,527     2,495
                                                  --------------------------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE                   $7,330    $7,268    $7,248    $7,204    $7,171    $7,032
                                                  ==============================================================

BUSINESS DEPOSITS:
Number of accounts (in thousands)(1)                      303       299       296       293       289       285
Average account size(1)                               $20,417   $20,184   $19,951   $19,623   $19,547   $19,553

TIME DEPOSITS:
Number of accounts (in thousands)                         825       837       851       862       872       882
Average account size                                  $15,591   $15,577   $15,694   $15,721   $15,667   $15,652

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)
--------------------------------------------------
Installment loan originations:
  Home equity(3)                                        4,644     4,921     5,781     4,006     2,710     3,266
  Other(4)                                              1,442     2,076     1,811     1,926     1,799     1,653
Home equity and other lines of credit                   8,616     8,581     7,822     9,857     9,295     7,036
                                                  --------------------------------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                  14,702    15,578    15,414    15,789    13,804    11,955
                                                  ==============================================================

BANK BRANCHES AND OTHER
--------------------------------------------------
Total bank branches                                     1,124     1,123     1,123     1,131     1,136     1,139
ATMs                                                    1,582     1,580     1,583     1,597     1,597     1,607
Online banking customers                              717,039   687,510   664,283   640,523   621,538   599,411

(1) Restated to reflect the transfer of deposits to the Wholesale Banking line of business in January 2004.
(2) Excludes home equity loans generated by the National Home Equity division of the National Consumer Finance line of business
(3) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet
(4) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)
-------------------------------------------------------------------------------

                                                   FEBRUARY      JANUARY     DECEMBER    NOVEMBER    OCTOBER   SEPTEMBER
                                                     2004          2004        2003        2003        2003       2003
                                                --------------------------  ----------------------------------------------
ASSETS UNDER ADMINISTRATION
-----------------------------

  Managed assets:
     Value at beginning of period                      $60,353    $59,708      $58,286    $58,900     $58,609    $58,815
     Estimated change due to market impact                 597      2,010        1,344        436       1,134        296
     Other activity, net                                    87     (1,365)          78     (1,050)       (843)      (502)
                                                --------------------------  ----------------------------------------------
     Value at end of period                            $61,037    $60,353      $59,708    $58,286     $58,900    $58,609
                                                --------------------------  ----------------------------------------------

  Non-managed assets:
     Value at beginning of period                       51,815     52,139       50,565     49,550      48,317     49,147
     Estimated change due to market impact                 660        321        1,281        417       1,628       (635)
     Other activity, net                                    89       (645)         293        598        (395)      (195)
                                                --------------------------  ----------------------------------------------
     Value at end of period                             52,564     51,815       52,139     50,565      49,550     48,317
                                                --------------------------  ----------------------------------------------
     TOTAL ASSETS AT END OF PERIOD                    $113,601   $112,168     $111,847   $108,851    $108,450   $106,926
                                                ==========================  ==============================================

  PROPRIETARY MUTUAL FUND ASSETS (included above)      $14,892    $14,988      $15,335    $14,835     $15,024    $14,850

                                                 AUGUST     JULY        JUNE       MAY       APRIL       MARCH
                                                  2003      2003        2003       2003       2003       2003
                                               ------------------------------------------------------------------
ASSETS UNDER ADMINISTRATION
-----------------------------

  Managed assets:
     Value at beginning of period                $58,017   $58,690     $57,331    $55,808    $55,179     $54,468
     Estimated change due to market impact           144        43         323      1,392      1,661         594
     Other activity, net                             654      (716)      1,036        131     (1,032)        117
                                               ------------------------------------------------------------------
     Value at end of period                      $58,815   $58,017     $58,690    $57,331    $55,808     $55,179
                                               ------------------------------------------------------------------

  Non-managed assets:
     Value at beginning of period                 48,125    48,987      48,676     47,385     45,929      45,674
     Estimated change due to market impact           702      (313)        621      1,593      1,562         277
     Other activity, net                             320      (549)       (310)      (302)      (106)        (22)
                                               ------------------------------------------------------------------
     Value at end of period                       49,147    48,125      48,987     48,676     47,385      45,929
                                               ------------------------------------------------------------------
     TOTAL ASSETS AT END OF PERIOD              $107,962  $106,142    $107,677   $106,007   $103,193    $101,108
                                               ==================================================================

  PROPRIETARY MUTUAL FUND ASSETS (included
   above)                                        $15,358   $15,281     $15,831    $15,633    $15,116     $15,186

                          MORTGAGE BANKING STATISTICS
                                ($ IN MILLIONS)
------------------------------------------------------------------------------

                                                      FEBRUARY       JANUARY    DECEMBER    NOVEMBER   OCTOBER   SEPTEMBER
                                                        2004           2004       2003        2003       2003       2003
                                                     -------------------------  -------------------------------------------
APPLICATION DATA
----------------------------------
National City Mortgage Co. (NCMC)                          $8,315      $8,196      $6,167     $6,272     $8,109     $8,705
First Franklin(1)                                           3,450       2,739       2,795      3,694      3,891      3,638
                                                     -------------------------  -------------------------------------------
   TOTAL APPLICATIONS                                     $11,765     $10,935      $8,962     $9,966    $12,000    $12,343
                                                     =========================  ===========================================

Percentage of NCMC applications represented
  by refinances                                                59%         60%         54%        52%        51%        52%

PRODUCTION DATA
----------------------------------
NCMC:
     Retail                                                $2,102      $1,567      $2,116     $1,931     $2,342     $3,336
     Wholesale                                              2,354       1,869       2,480      2,254      3,066      3,766
                                                     -------------------------  -------------------------------------------
     Total NCMC                                             4,456       3,436       4,596      4,185      5,408      7,102
First Franklin                                              1,287       1,494         958        577      1,441        977
                                                     -------------------------  -------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                         $5,743      $4,930      $5,554     $4,762     $6,849     $8,079
                                                     =========================  ===========================================

Percentage of NCMC originations represented by
  refinances                                                   63%         54%         51%        52%        54%        60%

MEMO:
Total First Franklin loan originations                     $1,716      $1,494      $2,070     $1,845     $2,288     $2,147

LOAN SALES
----------------------------------
NCMC                                                       $4,740      $6,326      $4,061     $7,798    $10,305    $11,212
First Franklin                                                129       1,799         265        972      1,142        984
                                                     -------------------------  -------------------------------------------
   TOTAL MORTGAGE LOAN SALES                               $4,869      $8,125      $4,326     $8,770    $11,447    $12,196
                                                     =========================  ===========================================

SERVICING DATA
----------------------------------
Total mortgage loans serviced for third parties          $145,888    $144,679    $141,146   $139,979   $135,678   $129,127

                                                      AUGUST     JULY       JUNE       MAY      APRIL       MARCH
                                                       2003      2003       2003       2003      2003       2003
                                                   -----------------------------------------------------------------
APPLICATION DATA
----------------------------------
National City Mortgage Co. (NCMC)                      $8,581   $13,818    $21,344    $21,374   $15,131     $18,361
First Franklin(1)                                       4,202     3,095      2,732      2,858     2,672       2,244
                                                   -----------------------------------------------------------------
   TOTAL APPLICATIONS                                 $12,783   $16,913    $24,076    $24,232   $17,803     $20,605
                                                   =================================================================

Percentage of NCMC applications represented
  by refinances                                            51%       64%        79%        76%       69%         76%

PRODUCTION DATA
----------------------------------
NCMC:
     Retail                                            $5,240    $6,414     $5,498     $4,371    $4,626      $3,975
     Wholesale                                          5,330     7,187      6,562      5,446     6,350       5,372
                                                   -----------------------------------------------------------------
     Total NCMC                                        10,570    13,601     12,060      9,817    10,976       9,347
First Franklin                                          1,117       707        868        746       782         680
                                                   -----------------------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                    $11,687   $14,308    $12,928    $10,563   $11,758     $10,027
                                                   =================================================================

Percentage of NCMC originations represented by
  refinances                                               72%       78%        75%        71%       78%         76%

MEMO:
Total First Franklin loan originations                 $2,131    $1,773     $1,588     $1,449    $1,359      $1,280

LOAN SALES
----------------------------------
NCMC                                                  $10,023   $12,227     $9,445     $8,472    $9,360      $8,968
First Franklin                                            711       848      1,499        117       548         572
                                                   -----------------------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                          $10,734   $13,075    $10,944     $8,589    $9,908      $9,540
                                                   =================================================================

SERVICING DATA
----------------------------------
Total mortgage loans serviced for third parties      $123,630  $121,395   $119,894   $117,493  $114,204    $112,358


(1) Represents First Franklin applications for both loans originated for sale and to be held in portfolio

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                ($ IN MILLIONS)
-------------------------------------------------------------------------------

                                                                 FEBRUARY   JANUARY     DECEMBER    NOVEMBER    OCTOBER   SEPTEMBER
                                                                   2004       2004        2003        2003        2003       2003
                                                                ----------------------  --------------------------------------------
PRODUCTION DATA
----------------------------------

ORIGINATIONS:
  Total First Franklin originations                                $1,716     $1,494      $2,070     $1,845      $2,288     $2,147
  Weighted-average note rate                                        6.71%      6.85%       6.99%      7.05%       6.95%      6.94%
  Weighted-average credit score(2)                                    651        652         651        652         655        659

SALES:
  Total sales of First Franklin loans to third parties               $129     $1,799        $265       $972      $1,142       $984
  Net gains on sales of First Franklin loans to third parties          12         44           4         26          35         36

PORTFOLIO STATISTICS(3)
----------------------------------

Period-end portfolio balance                                      $15,557    $15,930     $15,137    $14,529     $13,791    $13,183
Weighted-average note rate                                          7.13%      7.15%       7.19%      7.23%       7.32%      7.43%
Weighted-average loan size                                       $126,186   $126,637    $127,556   $128,813    $126,742   $124,772
Weighted-average credit score(2)(4)                                   648        647         649        648         647        648
First-lien weighted-average loan-to-value ratio(5)                 77.85%     77.91%      77.89%     77.89%      77.86%     77.82%

                                                                    AUGUST       JULY      JUNE       MAY      APRIL     MARCH
                                                                     2003        2003      2003       2003      2003     2003
                                                                ---------------------------------------------------------------
PRODUCTION DATA
----------------------------------

ORIGINATIONS:
  Total First Franklin originations                                 $2,131      $1,773    $1,588     $1,449    $1,359    $1,280
  Weighted-average note rate                                         6.83%       6.80%     7.04%      7.19%     7.21%     7.31%
  Weighted-average credit score(2)                                     662         658       657        657       656       656

SALES:
  Total sales of First Franklin loans to third parties                $711        $848    $1,499       $117      $548      $572
  Net gains on sales of First Franklin loans to third parties           24          35        62          8        18        24

PORTFOLIO STATISTICS(3)
----------------------------------

Period-end portfolio balance                                       $12,527     $11,871   $11,496    $11,066   $10,891   $10,434
Weighted-average note rate                                           7.55%       7.65%     7.70%      7.75%     7.77%     7.81%
Weighted-average loan size                                        $123,036    $123,905  $126,390   $129,188  $132,673  $136,113
Weighted-average credit score(2)(4)                                    647         646       645        645       644       645
First-lien weighted-average loan-to-value ratio(5)                  77.80%      78.58%    78.56%     78.57%    78.62%    79.83%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.
(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.
(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.
(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.
(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.


                                       9